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Exhibit 10.a.(xxvi)
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

ALEXANDER & BALDWIN, INC.
CONSOLIDATED BALANCE SHEETS
Restated
(In thousands)

December 31,                                              1994         1993
-----------------------------------------------------------------------------

ASSETS

Current Assets:
 Cash and cash equivalents                               $ 8,987     $ 32,295
 Accounts and notes receivable:
  Trade                                                  110,881      111,652
  Other                                                   18,275       15,469
 Inventories:
  Sugar                                                   52,648       53,979
  Materials and supplies                                  38,029       37,178
 Real estate held for sale                                 4,014       10,504
 Deferred income taxes                                    15,366        2,042
 Prepaid expenses                                         14,127       11,373
 Accrued withdrawals from (deposits to)
  Capital Construction Fund                                 (550)         783
                                                       ---------    ---------
  Total current assets                                   261,777      275,275
                                                       ---------    ---------

Investments                                               64,913       17,449
                                                       ---------    ---------

Real Estate Developments                                  66,371       54,919
                                                       ---------    ---------

Property:
   Land                                                   52,202       65,403
  Buildings                                              190,852      202,643
  Vessels                                                651,435      631,896
  Machinery and equipment                                656,425      619,241
  Water, power and sewer systems                          86,254       84,530
  Other property improvements                             83,222      101,530
                                                       ---------    ---------
     Total property                                    1,720,390    1,705,243
Less: Accumulated depreciation                           744,718      672,260
                                                       ---------    ---------
  Net property                                           975,672    1,032,983
                                                       ---------    ---------

Capital Construction Fund                                176,044      175,194
                                                       ---------    ---------

Net Assets of Discontinued Operations                    313,690      296,008
                                                       ---------    ---------

Other Assets                                              67,713       52,914
                                                       ---------    ---------

    Total Assets                                     $ 1,926,180  $ 1,904,742
                                                       =========    =========

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

ALEXANDER & BALDWIN, INC.
CONSOLIDATED BALANCE SHEETS  (continued)
Restated
(In thousands)

December 31,                                              1994         1993
------------------------------------------------------------------------------
                                                    C>
LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
  Current portion of long-term debt                     $ 27,239     $ 13,089
  Current portion of capital lease obligations             7,938        9,732
  Short-term commercial paper borrowings                  58,000       64,000
  Accounts payable                                        35,505       37,592
  Payrolls and vacation pay                               19,847       20,291
  Uninsured claims                                        12,110        9,336
  Post-retirement benefits obligations - current           6,582        6,676
  Taxes other than income                                  5,390        4,802
  Accrued interest payable                                 4,611        8,060
  Promotional programs                                     4,563        8,322
  Income taxes                                            -             3,506
  Accrued and other liabilities                           21,946       24,985
                                                       ---------    ---------
      Total current liabilities                          203,731      210,391
                                                       ---------    ---------
Long-term liabilities:
  Long-term debt                                         526,231      582,473
  Capital lease obligations                               35,274       44,495
  Post-retirement benefits obligations                   116,610      112,898
  Pension obligations                                     21,933       26,138
  Uninsured claims                                        12,337       15,180
  Other                                                   27,489       27,712
                                                       ---------    ---------
     Total long-term liabilities                         739,874      808,896
                                                       ---------    ---------

Deferred Income Taxes                                    349,961      298,449
                                                       ---------    ---------

Commitments and Contingencies

Shareholders' Equity :
  Capital stock -- common stock without par value
    authorized, 150,000 shares ($.75 stated value per
    share); outstanding, 45,691 shares in 1994 and
    46,404 shares in 1993                                 37,493       38,028
  Additional capital                                      38,862       38,510
  Unrealized holding gains on securities                  29,073       -
  Retained earnings                                      541,910      525,192
  Cost of treasury stock                                 (14,724)     (14,724)
                                                       ---------    ---------
     Total shareholders' equity                          632,614      587,006
                                                       ---------    ---------

  Total                                              $ 1,926,180  $ 1,904,742
                                                       =========    =========
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

ALEXANDER & BALDWIN, INC.
Consolidated Statements of Income
Restated
(In thousands except per share amounts)


Year Ended December 31,                                  1994          1993        1992
-----------------------------------------------------------------------------------------

Revenue:
  Net sales, food products                             $ 427,524    $ 281,816     $ 95,818
  Net sales, property development and other               59,412       43,764       27,526
  Transportation and terminal services                   473,450      445,442      484,532
  Rentals and other services                             161,764      135,394       71,717
  Gain on sale of property and other                       7,474        4,244        4,705
  Interest                                                11,618       10,487       17,168
  Dividends                                                2,791        2,657        2,482
                                                       ---------     --------     --------
       Total revenue                                   1,144,033      923,804      703,948
                                                       ---------     --------     --------

Costs and Expenses:
  Cost of goods sold                                     422,444      267,730      108,094
  Cost of services                                       478,761      426,092      390,886
  Selling, general & administrative                      118,495      101,058       84,613
  Interest                                                31,427       31,382       31,643
  Interest capitalized                                    (3,725)      (2,580)      (7,762)
  Hurricane loss                                          -            -            24,803
                                                       ---------     --------     --------
       Total costs and expenses                        1,047,402      823,682      632,277
                                                       ---------     --------     --------

Income from Continuing Operations Before Income
  Taxes, Discontinued Operations and Cumulative
  Effect of Change in Accounting for
  Post-retirement Benefits                                96,631      100,122       71,671

Income taxes                                              32,652       41,386       19,044
                                                       ---------     --------     --------

Income from Continuing Operations Before
  Discontinued Operations and Cumulative
  Effect of Change in Accounting for
  Post-retirement Benefits                                63,979       58,736       52,627

Discontinued Operations:
  Income from Operations of Matson Leasing
       Co.  (net of income taxes)                         10,629        8,253        7,878

Cumulative Effect of Change in Accounting
  for Post-retirement Benefits
  (net of income taxes)                                       -            -       (41,551)

                                                       ---------     --------     --------

Net Income                                              $ 74,608     $ 66,989     $ 18,954
                                                       =========     ========     ========

Earnings per Share of Common Stock:
  Continuing Operations Before Discontinued
  Operations and Cumulative Effect of Change in
  Accounting for Post-retirement Benefits                 $ 1.39       $ 1.27       $ 1.14

  Discontinued Operations                                   0.23         0.18         0.17

  Cumulative Effect of Change in Accounting
  for Post-retirement Benefits                               -            -          (0.90)
                                                       ---------     --------     --------
  Net Income                                              $ 1.62       $ 1.45       $ 0.41
                                                       =========     ========     ========

Average Common Shares Outstanding                         46,059       46,338       46,294
                                                       =========     ========     ========

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

ALEXANDER & BALDWIN, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
Restated
(In thousands)

Year Ended December 31,                                   1994         1993         1992
------------------------------------------------------------------------------------------

Cash Flows from Operations:

Net income                                              $ 63,979     $ 58,736     $ 11,076
Adjustments to reconcile net income to net cash
   provided by operations:
     Depreciation                                         84,037       78,318       69,769
     Hurricane loss                                           -            -        24,803
     Post-retirement benefits                                 -            -        41,544
     Gain on disposals of property                        (5,700)        (292)      (1,246)
     Capital expenditures for real estate
    developments held for sale                            (6,817)      (1,703)     (22,517)

Changes in assets and liabilities:
     Accounts and notes receivable                         1,245       (2,666)      (9,265)
     Sugar Inventory                                       1,331       21,918        4,245
     Other Inventory                                        (220)      (7,422)        (967)
     Prepaid expenses and other assets                    26,328       10,038        7,357
     Accounts payable                                     (3,320)      (4,416)      (2,116)
     Income taxes payable                                 (4,539)        (188)      (8,472)
     Deferred income taxes payable                        21,819       30,738       13,332
     Other liabilities                                   (15,677)     (13,783)      (1,942)
                                                       ---------     --------     --------
       Net cash provided by operations                   162,466      169,278      125,601
                                                       ---------     --------     --------

Cash Flows from Investing Activities:
   Capital expenditures for property                     (48,791)    (109,315)     (78,638)
   Capital expenditures for real estate developments
  held for investment                                    (12,643)     (12,875)     (12,778)
   Acquisition of California and Hawaiian
  Sugar Company, Inc.                                     -           (62,564)      -
   Receipts from disposals of property,
  investments and other assets                             1,447       10,182        3,561
   Deposits into Capital Construction Fund                (8,900)      -           (31,025)
   Withdrawals from Capital Construction Fund              9,383       87,495       27,335
   Increase in investments                                   (32)      (1,108)     (16,825)
                                                       ---------     --------     --------
       Net cash used in investing activities             (59,536)     (88,185)    (108,370)
                                                       ---------     --------     --------

Cash Flows from Financing Activities:
   Proceeds from issuance of long-term debt               31,000       89,500      267,205
   Payments of long-term liabilities                     (84,314)    (112,651)    (176,802)
   Payments of short-term commercial paper                (6,000)      -            -
   Capital stock transactions                                122          288          924
   Repurchases of capital stock                          (17,717)      -            -
   Dividends paid                                        (40,563)     (40,777)     (40,744)
                                                       ---------     --------     --------
       Net cash provided by (used in)
          financing activities                          (117,472)     (63,640)      50,583
                                                       ---------     --------     --------

Net increase in cash and cash equivalents from
    continuing operations                                (14,542)      17,453       67,814
Net increase in cash and cash equivalents from
    discontinued operations                               (8,592)      (5,880)     (65,584)
                                                       ---------     --------     --------
Net increase (decrease) for the year                   ($ 23,134)    $ 11,573      $ 2,230
                                                       =========     ========     ========
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